Exhibit 99.2

Armada Hoffler Properties, Inc.

Fourth Quarter 2013 Supplemental Information

Table of Contents

Forward Looking Statement 3

Fourth Quarter Results and Financial Summary 5

Fourth Quarter 2013 Highlights 6

Summary Information 7

Summary Balance Sheet 8

Summary Income Statement 9

Core FFO & Core AFFO 10

Summary of Outstanding Debt 11

Debt to EBITDA 12

Debt Maturity 13

Portfolio Summary & Business Segment Overview 14

Stabilized Portfolio Summary 15

Stabilized Portfolio Summary Footnotes 16

Identified Development Pipeline 17

Construction Business Summary 18

Operating Results & Property-Type Segment Analysis 19

Same Store NOI by Segment 20

Top 10 Tenants by Annual Base Rent 21

Office Lease Summary 22

Retail Lease Summary 24

Portfolio Occupancy 26

Appendix - Understanding AHH 28

Corporate Overview 29

Differentiation Provides Value Creation 30

Business Segmentation Overview 31

Components of NAV 32

Stabilized Portfolio 33

Identified & Next Generation Pipeline 34

3rd Party Construction 35

Net Asset Value Component Data 36

Appendix - Definitions & Reconciliations 37

Definitions 38

Reconciliations 42

Forward Looking Statement

This Supplemental Information should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2013 (the “10-K”), the consolidated unaudited financial statements appearing in our press release dated February 20, 2014, which has been furnished as Exhibit 99.1 to our Form 8-K filed on February 20, 2014. The Company makes statements in this Supplemental Information that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the

Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, core funds from operations, adjusted funds from operations, funds available for distribution and net operating income are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,”

“may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and the Company may not be able to realize them. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to our Registration

Statement on Form S-11, initially filed with the Securities and Exchange Commission (the “SEC”) on March 26,

2013, as subsequently amended, and the documents subsequently filed by us from time to time with the SEC.

Corporate Profile

Corporate Information

Armada Hoffler Properties, Inc. (NYSE: AHH) is a full-service real estate investment trust (REIT) and property company that develops, builds, owns and manages institutional grade office, retail and multifamily properties in the Mid-Atlantic U.S. The Company also provides general construction and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions of the U.S. Armada Hoffler Properties was founded in 1979 and is headquartered in Virginia Beach, VA.

Management & Board

Board of Directors	
Daniel A. Hoffler	Executive Chairman of the Board
A. Russell Kirk	Vice Chairman of the Board
Louis S. Haddad	Director
John W. Snow	Lead Independent Director
George F. Allen	Independent Director
James A. Carroll	Independent Director
James C. Cherry	Independent Director
Admiral Joseph W. Prueher	Independent Director

Corporate Officers	
Louis S. Haddad	President and Chief Executive Officer
Anthony P. Nero	President of Development
Shelly R. Hampton	President of Asset Management
Eric E. Apperson	President of Construction
Michael P. O'Hara	Chief Financial Officer
Eric L. Smith	Vice President of Operations and Secretary

Analyst Coverage

Janney, Montgomery, & Scott LLC	Raymond James & Associates	Robert W. Baird & Co.	Stifel, Nicolaus & Company, Inc.	Wunderlich Securities
Michael Gorman	Richard Mulligan	David Rodgers	John Guinee	Craig Kucera
(215) 665-6224	(727) 567-2619	(216) 737-7341	(443) 224-1307	(540) 277-3366
mgorman@janney.com	rj.milligan@raymondjames.com	drodgers@rwbaird.com	jwguinee@stifel.com	ckucera@wundernet.com

Investor Relations Contact

Julie Loftus Trudell
Vice President of Investor Relations
(757) 366-6692
Jtrudell@armadahoffler.com

ARMADA HOFFLER PROPERTIES

4

Fourth Quarter Results and Financial Summary

Highlights

Core Funds From Operations (“Core FFO”) of $7.1 million, or $0.22 per diluted share.

New and renewal leases executed during the quarter totaling approximately 105,000 square feet in the office and retail property portfolios.

Average occupancy increased to 94.4%, compared to 93.3% in the third quarter of 2013, across the operating property portfolio.

Development pipeline of seven properties, consisting of approximately 513,000 square feet of office and retail space and 489 multifamily units.

- 4525 Main Street development project in the Virginia Beach Town Center is 46% pre-leased.

- On November 15, 2013, the Company announced that it was selected as the developer for Oceaneering International’s new 155,000 square foot build-to-suit development project that is 100% pre-leased.

On January 21, 2014, the Company closed on the previously announced acquisition of Liberty Apartments, in Newport News, Virginia, for approximately $30.7 million.

Liberty Apartments is part of the “Apprentice School Project”, a $70 million public / private, mixed-use development project with the Newport News Shipbuilding division of Huntington Ingalls Industries, the Commonwealth of Virginia and the Industrial Development Authority of the City of Newport News, Virginia.

Summary Information

$ in thousands, except per share

Market Capitalization Key Financials

Three months ended

12/31/2013 12/31/2013

% of Total Total Market

Equity Capitalization Financial Information:

Market Data Rental revenues $14,992

Total Common Shares Outstanding 59% 19,163,413 General contracting and real estate services revenues 19,373

Operating Partnership (“OP”) Units Outstanding 41% 13,059,365 Rental properties Net Operating Income (NOI) 10,088

Common shares and OP units outstanding 100% 32,222,778 General contracting and real estate services Gross Profit 1,428

Market price per common share $9.36 Net income 2,866

Equity market capitalization $301,605 Funds From Operations (FFO) 6,652

Total debt 277,745 Core FFO 7,098

Total market capitalization $579,350 Core FFO per diluted share $0.22

Less: cash (21,042)

Total enterprise value $558,308

Operating Metrics Debt Metrics

Three months ended

12/31/2013 12/31/2013

Rentable square feet or number of units: Key Metrics

Office 952,603 Core debt/enterprise value 46.5%

Retail 1,093,301

Multifamily 626 Fixed charge coverage ratio

Core EBITDA with Seasonality $9,764

Occupancy: Interest 2,501

Office (1) 95.2% Principal 780

Retail (1) 93.4% Total Fixed Charges 3,281

Multifamily(2) 94.2% Fixed charge coverage ratio 2.98x

Weighted Average (3) 94.4%

Core Debt/Annualized Core EBITDA 6.6x

(1) Office and retail occupancy based on leased square feet as a % of respective total

(2) Multifamily occupancy based on occupied units as a % of respective total

(3) Total occupancy weighted by annualized base rent

Summary Balance Sheet

$ in thousands

As of

12/31/2013 12/31/2012

Assets (Unaudited)

Real estate investments:

Income producing property $406,239 $ 350,814

Held for development - 3,926

Construction in progress 56,737 -

462,976 354,740

Accumulated depreciation (105,228) (92,454)

Net real estate investments 357,748 262,286

Cash and cash equivalents 18,882 9,400

Restricted cash 2,160 3,725

Accounts receivable, net 18,272 17,423

Construction receivables, including retentions 12,633 10,490

Costs and estimated earnings in excess of billings 1,178 1,206

Other assets 24,409 27,283

Total Assets $435,282 $331,813

Liabilities and Equity

Indebtedness:

Secured debt $277,745 $ 334,438

Participating note - 643

Accounts payable and accrued liabilities 6,463 2,478

Construction payables, including retentions 28,139 17,369

Billings in excess of costs and estimated earnings 1,541 4,236

Other liabilities 15,873 13,990

Total Liabilities 329,761 373,154

Equity 105,521 (41,341)

Total Liabilities and Equity $435,282 $ 331,813

Summary Income Statement

$ in thousands

Three months ended Year ended

12/31/2013 12/31/2012 12/31/2013 12/31/2012

Revenues (Unaudited) (Unaudited)

Rental revenues $14,992 $14,122 $57,520 $54,436

General contracting and real estate services 19,373 13,391 82,516 54,046

Total Revenues 34,365 27,513 140,036 108,482

Expenses

Rental expenses 3,557 3,237 14,025 12,682

Real estate taxes 1,347 1,273 5,124 4,865

General contracting and real estate services 17,945 11,903 78,813 50,103

Depreciation and amortization 3,786 3,612 14,898 12,909

General and administrative 1,725 540 6,937 3,232

Impairment charges 47 - 580 -

Total Expenses 28,407 20,565 120,377 83,791

Operating Income 5,958 6,948 19,659 24,691

Interest expense (2,501) (4,043) (12,303) (16,561)

Loss on extinguishment of debt (135) - (2,387) -

Gain on acquisitions - - 9,460 -

Other income (expense) (46) 244 297 777

Income before taxes 3,276 3,149 14,726 8,907

Income tax (provision) benefit (410) - (273) -

Income from continuing operations 2,866 3,149 14,453 8,907

Loss from discontinued operations - - - (10)

Net income $2,866 $3,149 $14,453 $8,897

Core FFO & Core AFFO

$ in thousands, except per share

Three months ended

12/31/2013

(Unaudited)

Net income $2,866

Depreciation and amortization 3,786

FFO 6,652

Core FFO

Adjustments

Loss on extinguishment of debt 135

Non-cash stock compensation 237

Impairment charges 47

Loan modifications 27

Non-Stabilized development pipeline adjustments -

Core FFO 7,098

Core FFO per share $0.22

Core AFFO

Adjustments

Tenant improvements, leasing commissions (1) (886)

Leasing incentives (26)

Property related Capital expenditures (2) (337)

Non Cash interest expense 154

GAAP Adjustments

Net effect of straight-line rents (201)

Amortization of lease incentives and above (below) market rents 146

Derivative (income) losses 52

Core AFFO $6,000

Core AFFO per share $0.19

(1) Excludes tenant improvements and leasing commissions on first generation rental space and funded by previous owners.

(2) Excludes one time, non-recurring capital expenditures.

Summary of Outstanding Debt

$ in thousands

Debt	Amount Outstanding	Interest Rate [1]	Effective Rate as of December 31, 2013	Maturity Date	Balance at Maturity
Virginia Beach Town Center					
249 Central Park Retail	$15,834	5.99%		September 8, 2016	$15,084
South Retail	6,985	5.99%		September 8, 2016	6,655
Studio 56 Retail	2,690	3.75%		May 7, 2015	2,592
Commerce Street Retail	5,613	LIBOR +2.25%	2.42%	October 31, 2018	5,315
Fountain Plaza Retail	7,917	5.99%		September 8, 2016	7,542
Dick's at Town Center	8,318	LIBOR+2.75%	2.92%	October 31, 2017	7,889
The Cosmopolitan	47,723	3.75%		July 1, 2051	-
Diversified Portfolio					
Oyster Point	6,466	5.41%		December 1, 2015	6,089
Broad Creek Shopping Center					
Note 1	4,503	LIBOR +2.25%	2.42%	October 31, 2018	4,223
Note 2	8,267	LIBOR +2.25%	2.42%	October 31, 2018	7,752
Note 3	3,461	LIBOR +2.25%	2.42%	October 31, 2018	3,246
Hanbury Village					
Note 1	21,449	6.67%		October 11, 2017	20,499
Note 2	4,160	LIBOR +2.25%	2.42%	October 31, 2018	3,867
Harrisonburg Regal	3,842	6.06%		June 8, 2017	3,165
North Point Center					
Note 1	10,319	6.45%		February 5, 2019	9,333
Note 2	2,831	7.25%		September 15, 2025	1,344
Note 4	1,030	5.59%		December 1, 2014	1,007
Note 5	705	LIBOR+2.00%	3.57% [2]	February 1, 2017	641
Tyre Neck Harris Teeter	2,482	LIBOR +2.25%	2.42%	October 31, 2018	2,235
Smith's Landing	24,795 [4]	LIBOR+2.15%	2.32%	January 31, 2017	23,793
	189,388				132,271
Credit Facility	70,000	LIBOR + 1.60% - 2.20%	1.93% [5]	May 13, 2016	70,000
Total including Credit Facility	$259,388				$202,271
Development Pipeline					
4525 Main Street	11,313	LIBOR+1.95%	2.13% [3]	January 30, 2017	$11,313
Encore Apartments	3,585	LIBOR+1.95%	2.13% [3]	January 30, 2017	3,585
Whetstone Apartments	284	LIBOR+1.90%	2.07% [6]	October 8, 2016	284
Sandbridge Commons	3,172	LIBOR+1.85%	2.02%	January 17, 2018	3,172
Total Notes Payable - Development Pipeline	18,354				18,354
Unamortized fair value adjustments	3				
Total Notes Payable	**$277,745**				**$220,625**

(1) LIBOR rate is determined by individual lenders.
(2) Subject to an interest rate swap lock.
(3) Subject to LIBOR interest rate cap of 3.50%.
(4) Principal balance excluding any fair value adjustment recognized upon acquisition.
(5) Subject to a $40 million LIBOR interest rate cap of 1.50%.
(6) Subject to LIBOR interest rate cap of 1.50%.

Weighted Average Fixed Interest Rate	4.3%
Weighted Average Variable Interest Rate	2.3%
Total Weighted Average Interest Rate	3.6%
Variable Interest Rate as a % of Total (net of interest rate caps)	34.1%
Weighted Average Maturity (years)	9.2

	4Q 2013	Full Year 2013
Capitalized Interest	$309	$563

ARMADA HOFFLER PROPERTIES

11

Debt to EBITDA

$ in thousands

Three months

ended 12/31/13 12/31/2013

(Unaudited) (Unaudited)

Net Income $2,866 Total Debt $ 277,745

Excluding: Excluding:

Interest Expense 2,501 Development Pipeline Construction Loans (18,354)

Income Tax 410

Depreciation and amortization 3,786 Core Debt $ 259,391

EBITDA 9,563

Additional Adjustments:

Non-recurring or extraordinary (gains) losses 27

Early extinguishment of debt 135 Core Debt/Annualized Core EBITDA 6.6x

Derivative (income) losses 52

Non-cash stock compensation 237

Development Pipeline -

Total Other Adjustments 451

Core EBITDA 10,014

Seasonality (250)

Core EBITDA with Seasonality Adjustment $9,764

Annualized Core EBITDA with Seasonality Adjustment $39,056

Debt Maturity

$ in thousands

Debt Maturity as of 12/31/13

120,000

100,000

80,000

thousands) 60,000 in $ (

40,000 20,000 -

Portfolio Summary & Business Segmentation Overview

Stabilized Portfolio Summary

As of 12/31/2013

Property	Location	Year Built	Net Rentable Square Feet[1]	% Leased[2]	Annualized Base Rent[3]	Annualized Base Rent per Leased Sq. Ft.[3]	Average Net Effective Annual Base Rent per Leased Sq. Ft.[4]
Office Properties							
Armada Hoffler Tower[5]	Virginia Beach, VA	2002	326,581	98.9%	$8,649,639	$26.79	$26.38
One Columbus	Virginia Beach, VA	1984	129,424	94.4%	2,829,349	23.17	23.21
Two Columbus	Virginia Beach, VA	2009	109,215	90.7%	2,474,646	24.98	25.23
Virginia Natural Gas[6]	Virginia Beach, VA	2010	31,000	100.0%	568,230	18.33	20.17
Richmond Tower	Richmond, VA	2010	206,969	98.0%	7,274,896	35.87	41.88
Oyster Point	Newport News, VA	1989	100,214	79.8%	1,740,247	21.76	21.23
Sentara Williamsburg[6]	Williamsburg, VA	2008	49,200	100.0%	1,006,140	20.45	20.50
Subtotal / Weighted Average Office Portfolio[7]			**952,603**	**95.2%**	**$24,543,148**	**$27.06**	**$28.31**
Retail Properties Not Subject to Ground Lease							
Bermuda Crossroads	Chester, VA	2001	111,566	94.0%	1,409,089	13.44	13.93
Broad Creek Shopping Center	Norfolk, VA	1997-2001	227,731	96.8%	2,922,782	13.26	12.90
Courthouse 7-11	Virginia Beach, VA	2011	3,177	100.0%	125,000	39.35	43.81
Gainsborough Square	Chesapeake, VA	1999	88,862	93.0%	1,295,935	15.69	15.36
Hanbury Village	Chesapeake, VA	2006-2009	61,049	86.4%	1,321,633	25.07	24.66
North Point Center	Durham, NC	1998-2009	215,690	93.1%	2,365,193	11.77	11.71
Parkway Marketplace	Virginia Beach, VA	1998	37,804	100.0%	735,668	19.46	19.68
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	683,550	13.95	13.95
Dick's at Town Center	Virginia Beach, VA	2002	100,804	83.3%	798,000	9.50	7.79
249 Central Park Retail	Virginia Beach, VA[8]	2004	91,171	96.2%	2,536,604	28.93	27.30
Studio 56 Retail	Virginia Beach, VA	2007	11,600	84.8%	371,200	37.75	36.92
Commerce Street Retail[9]	Virginia Beach, VA	2008	20,123	100.0%	792,313	39.37	39.24
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	100.0%	996,181	27.70	25.71
South Retail[24]	Virginia Beach, VA	2002	38,763	83.6%	621,240	19.17	18.66
Subtotal / Weighted Avg Retail Portfolio not Subject to Ground Leases[10]			**1,093,301**	**93.4%**	**$16,974,385**	**$16.62**	**$16.18**
Retail Properties Subject to Ground Lease							
Bermuda Crossroads[11]	Chester, VA	2001	[13]	100.0%	163,350		
Broad Creek Shopping Center[12]	Norfolk, VA	1997-2001	[14]	100.0%	579,188		
Hanbury Village[11]	Chesapeake, VA	2006-2009	[15]	100.0%	1,067,598		
North Point Center[11]	Durham, NC	1996-2009	[16]	100.0%	1,055,125		
Tyre Neck Harris Teeter[12]	Chesapeake, VA	2011	[17]	100.0%	508,134		
Subtotal / Weighted Avg Retail Portfolio Subject to Ground Leases				**100.0%**	**$3,373,396**		
Total / Weighted Avg Retail Portfolio			**1,093,301** [18]	**93.4%**	**$20,347,780**	**$16.62**	**$16.18**
Total / Weighted Average Retail and Office Portfolio			**2,045,904**	**94.3%**	**$44,890,928**	**$21.53**	**$21.88**

Property	Location	Year Built	Units[19]	% Leased[2]	Annualized Base Rent[20]	Average Monthly Base Rent per Leased Unit[21]
Multifamily						
Smith's Landing[22]	Blacksburg, VA	2009	284	99.3%	$3,382,380	$999.52
The Cosmopolitan	Virginia Beach, VA	2006	342	90.1%	6,639,606	1,547.93
Total / Weighted Avg Multifamily Portfolio			**626**	**94.2%**	**$10,021,986**	**$1,285.81**

ARMADA HOFFLER PROPERTIES

15

Stabilized Portfolio Summary Footnotes

1)The net rentable square footage for each of our office properties is the sum of (a) the square footages of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally determined consistently with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines. The net rentable square footage for each of our retail properties is the sum of (a) the square footages of existing leases, plus (b) for available space, the field verified square footage.

2)Percentage leased for each of our office and retail properties is calculated as (a) square footage under executed leases as of December 31, 2013, divided by (b) net rentable square feet, expressed as a percentage. Percentage leased for our multifamily properties is calculated as (a) total units occupied as of December 31, 2013, divided by (b) total units available, expressed as a percentage.

3)For the properties in our office and retail portfolios, annualized base rent is calculated by multiplying (a) base rental payments for executed leases as of December 31, 2013 (defined as cash base rents (before abatements) excluding tenant reimbursements for expenses paid by the landlord), by (b) 12. Annualized base rent per leased square foot is calculated by dividing (a) annualized base rent, by (b) square footage under commenced leases as of December 31, 2013. In the case of triple net or modified gross leases, annualized base rent does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

4)Average net effective annual base rent per leased square foot represents (a) the contractual base rent for leases in place as of December 31, 2013, calculated on a straight-line basis to amortize free rent periods and abatements, but without regard to tenant improvement allowances and leasing commissions, divided by (b) square footage under commenced leases as of December 31, 2013.

5)As of December 31, 2013, the Company occupied 16,151 square feet at this property at an annualized base rent of $449,007, or $27.80 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation. In addition, effective March 1, 2013, the Company sublease approximately 5,000 square feet of space from a tenant at this property.

6)This property is subject to a triple net lease pursuant to which the tenant pays operating expenses, insurance and real estate taxes. 7)Includes square footage and annualized base rent pursuant to leases for space occupied by us.

8)As of December 31, 2013, the Company occupied 8,995 square feet at this property at an annualized base rent of $278,965, or $31.01 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us is eliminated from our revenues in consolidation.

9)Includes $31,200 of annualized base rent pursuant to a rooftop lease.

10)Reflects square footage and annualized base rent pursuant to leases for space occupied by us.

11)For this ground lease, the Company own the land and the tenant owns the improvements thereto. The Company will succeed to the ownership of the improvements to the land upon the termination of the ground lease.

12)The Company lease the land underlying this property from the owner of the land pursuant to a ground lease. The Company re-lease the land to our tenant under a separate ground lease pursuant to which our tenant owns the improvements on the land.

13)Tenants collectively lease approximately 139,356 square feet of land from us pursuant to ground leases. 14)Tenants collectively lease approximately 299,170 square feet of land from us pursuant to ground leases. 15)Tenants collectively lease approximately 105,988 square feet of land from us pursuant to ground leases. 16)Tenants collectively lease approximately 1,443,985 square feet of land from us pursuant to ground leases. 17)Tenant leases approximately 200,073 square feet of land from us pursuant to a ground lease.

18)The total square footage of our retail portfolio excludes the square footage of land subject to ground leases. 19)Units represent the total number of apartment units available for rent at December 31, 2013.

20)For the properties in our multifamily portfolio, annualized base rent is calculated by multiplying (a) base rental payments for the month ended December 31, 2013 by (b) 12. 21)Average monthly base rent per leased unit represents the average monthly rent for all leased units for the month ended December 31, 2013.

22)The Company lease the land underlying this property from the owner of the land pursuant to a ground lease.

23)The annualized base rent for The Cosmopolitan includes $918,462 of annualized rent from 15 retail leases at the property.

24)As of December 31, 2013, The Company occupied 2,908 square feet at this property at an annualized base rent of $12,000, or $4.13 per leased square foot, which amounts are reflected in the % leased, annualized base rent and annualized base rent per square foot columns in the table above. The rent paid by us and is eliminated from our revenues in consolidation.

Development Pipeline

$ in thousands

Identified Development Pipeline

Office/Retail	Location	Estimated Square Footage[1]	Estimated Cost[1]	Cost Incurred through 12/31/13	Schedule: Start	Schedule: Anchor Tenant Occupancy	Schedule: Stabilized Operation	AHH Ownership %[1]	Property Type	Principal Tenants	%leased
4525 Main Street[2]	Virginia Beach, VA	234,000 [3]	$50,000	$25,700	1Q13	3Q14	1Q16	100%	Office	Clark Nexsen, Development Authority of Virginia Beach[3]	46%
Sandbridge Commons	Virginia Beach, VA	70,000	13,000	6,000	4Q13	1Q15	2Q16	85%	Retail	Harris Teeter	66%
Brooks Crossing [7]	Newport News, VA	36,000	8,000	1,000	3Q14	3Q15	3Q15	65%	Office	Huntington Ingalls[4]	0%[4]
Greentree Shopping Center[5]	Chesapeake, VA	18,000	6,000	2,200	4Q13	4Q14	3Q16	100%	Retail	Wawa	40%
		358,000	77,000	34,900							

Multifamily	Location	Estimated Apartment Units[1]	Estimated Cost[1]	Cost Incurred through 12/31/13	Schedule: Start	Schedule: Initial Occupancy	Schedule: Complete[1]	Schedule: Stabilized Operation	AHH Ownership %
Encore Apartments[2]	Virginia Beach, VA	286	$34,000	$11,500	1Q13	3Q14	4Q15	1Q16	100%
Whetstone Apartments	Durham, NC	203	28,000	7,700	2Q13	3Q14	3Q15	1Q16	100%
Liberty Apartments[6]	Newport News, VA	197	30,700	-	-	-	1Q14	3Q15	100%
		686	**$92,700**	**$19,200**					

Next Generation Pipeline

Office/Retail	Location	Estimated Square Footage[1]	Estimated Cost[1]	Cost Incurred through 12/31/13	Schedule: Start	Schedule: Anchor Tenant Occupancy	Schedule: Stabilized Operation	AHH Ownership %[1]	Property Type	Principal Tenants	%leased
Oceaneering	Chesapeake, VA	155,000	26,000	3,500	4Q13	1Q15	1Q15	100%	Office	Oceaneering	100%
		Total	**$195,700**	**$57,600**							

(1) Represents estimates that may change as the development process proceeds
(2) This property will be located within the Virginia Beach Town Center
(3) Approximately 83,000 square feet is leased to Clark Nexsen, an architectural firm and approximately 23,000 square feet is leased to the Development Authority of Virginia Beach
(4) The principal tenant lease has not been signed as of the date of this supplemental information
(5) AHH has a contract to sell Wal-Mart a pad-ready site adjacent to Greentree Shopping Center
(6) Reflects actual purchase price of the acquisition, which occurred in 1Q14
(7) Development program has been updated since 3Q13

ARMADA HOFFLER PROPERTIES

17

Construction Business Summary

$ in thousands

Work in Place Estimated

Location Total Contract Value as of 12/31/13 Backlog Date of Completion

Projects Greater than $5.0M

Hyatt Place Baltimore / Inner Harbor Hotel Baltimore, MD $25,346 $2,142 $ 23,204 3Q 2014

City of Suffolk Municipal Center Suffolk, VA 24,574 12,656 11,918 2Q 2015

Main Street Parking Garage(1) Virginia Beach, VA 17,766 13,177 4,589 3Q 2014

Total Projects Greater then $5.0M 67,686 27,975 39,711

Projects Less than $5.0M 79,870 73,196 6,674

Total $147,556 $101,171 $ 46,385

Gross Profit Summary

Q4 2013 Full Year 2013

(Unaudited)

Revenue $19,373 $82,516

Expense (17,945) (78,813)

Gross Profit $1,428 $3,703

(1) Related party contracts

Operating Results & Property- Type Segment Analysis

Same Store NOI by Segment

(Reconciliation to GAAP located in appendix pg. 42)
$ in thousands

	Three months ended 12/31 2013	Three months ended 12/31 2012	$ Change	% Change	Year ended 12/31 2013	Year ended 12/31 2012	$ Change	% Change
	(Unaudited)				(Unaudited)			
Office[1]								
Revenue	$6,524	$6,662	($138)	-2%	$25,794	$25,815	($21)	0%
Expenses	1,925	1,747	178	10%	7,892	7,668	224	3%
Net Operating Income	4,599	4,915	(316)	-6%	17,902	18,147	(245)	-1%
Retail[2]								
Revenue	5,175	5,580	(405)	-7%	19,898	20,786	(888)	-4%
Expenses	1,625	2,005	(380)	-19%	6,254	6,458	(204)	-3%
Net Operating Income	3,550	3,575	(25)	-1%	13,644	14,328	(684)	-5%
Multi Family[3]								
Revenue	1,810	1,880	(70)	-4%	7,494	7,457	37	0%
Expenses	883	723	160	22%	3,441	3,176	265	8%
Net Operating Income	927	1,157	(230)	-20%	4,053	4,281	(228)	-5%
Same Store Net Operating Income (NOI), GAAP basis	$9,076	$9,647	($571)	-6%	$35,599	$36,756	($1,157)	-3%
Net effect of straight-line rents	(198)	(783)	585	-75%	(621)	(1,873)	1,252	-67%
Amortization of lease incentives and above (below) market rents	173	205	(32)	-16%	755	754	1	0%
Same store portfolio NOI, cash basis	$9,051	$9,069	($18)	0%	$35,733	$35,637	$96	0%
Cash Basis:								
Office	4,270	4,409	(139)	-3%	16,818	16,467	351	2%
Retail	3,850	3,497	353	10%	14,842	14,873	(31)	0%
Multifamily	931	1,163	(232)	-20%	4,073	4,297	(224)	-5%
	$9,051	$9,069	($18)	0%	$35,733	$35,637	$96	0%
GAAP Basis:								
Office	4,599	4,915	(316)	-6%	17,902	18,147	(245)	-1%
Retail	3,550	3,575	(25)	-1%	13,644	14,328	(684)	-5%
Multifamily	927	1,157	(230)	-20%	4,053	4,281	(228)	-5%
	$9,076	$9,647	($571)	-6%	$35,599	$36,756	($1,157)	-3%

(1) No assets excluded
(2) Bermuda Crossroads and Tyre Neck Harris Teeter excluded
(3) Smith's Landing excluded

ARMADA HOFFLER PROPERTIES

20

Top 10 Tenants by Annual Base Rent

As of December 31, 2013

Office Portfolio

Tenant	Number of Leases	Number of Properties	Property(ies)	Lease Expiration	Annualized Base Rent	% of Office Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Williams Mullen	3	2	Armada Hoffler Tower, Richmond Tower	3/19/2026	$7,779,349	31.7%	14.2%
Troutman Sanders LLP	1	1	Armada Hoffler Tower	1/31/2015	1,026,938	4.2%	1.9%
Sentara Medical Group	1	1	Sentara Williamsburg	3/31/2023	1,006,140	4.1%	1.8%
Cherry Bekaert & Holland	3	3	Armada Hoffler Tower, Richmond Tower, Oyster Point	9/21/2022	932,547	3.8%	1.7%
GSA	1	1	Oyster Point	4/26/2017	870,047	3.5%	1.6%
Pender & Coward	2	1	Armada Hoffler Tower	1/31/2015	818,985	3.3%	1.5%
The Art Institute	1	1	Two Columbus	12/31/2019	771,898	3.1%	1.4%
Kimley- Horne	1	1	Two Columbus	12/31/2018	669,333	2.7%	1.2%
Hampton University	2	1	Armada Hoffler Tower	5/3/2023	629,935	2.6%	1.1%
Hankins & Anderson	1	1	Armada Hoffler Tower	4/30/2022	572,368	2.3%	1.0%
Top 10 Total					**$15,077,541**	**61.4%**	**27.5%**

Retail Portfolio

Tenant	Number of Leases	Number of Properties	Property(ies)	Lease Expiration	Annualized Base Rent	% of Retail Portfolio Annualized Base Rent	% of Total Portfolio Annualized Base Rent
Home Depot	2	2	Broad Creek Shopping Center, North Point Center	12/27/2019	$2,032,600	10.0%	3.7%
Harris Teeter	2	2	Tyre Neck Harris Teeter, Hanbury Village	10/16/2028	1,430,001	7.0%	2.6%
Food Lion	3	3	Broad Creek Shopping Center, Bermuda Crossroads, Gainsborough Square	3/19/2020	1,282,568	6.3%	2.3%
Dick's Sporting Goods	1	1	Dick's at Town Center	1/31/2020	798,000	3.9%	1.5%
Regal Cinemas	1	1	Harrisonburg Regal	4/23/2019	683,550	3.4%	1.2%
PetsMart	2	2	Broad Creek Shopping Center, North Point Center	2/7/2016	618,704	3.0%	1.1%
Kroger	1	1	North Point Center	8/31/2018	552,864	2.7%	1.0%
Yard House	1	1	Commerce Street Retail	11/30/2023	538,000	2.6%	1.0%
Rite Aid	2	2	Gainsborough Square, Parkway Marketplace	5/29/2019	484,193	2.4%	0.9%
Walgreens	1	1	Hanbury Village	12/31/2083	447,564	2.2%	0.8%
Top 10 Total					**$8,868,044**	**43.6%**	**16.1%**

ARMADA HOFFLER PROPERTIES

21

Office Lease Summary

In thousands, except per share

Renewal Lease Summary[1]

						GAAP			Cash					
Quarter	Number of Leases Signed	Net rentable SF Signed	Leases Expiring	Net rentable SF Expiring	Contractual Rent per SF	Prior Rent per SF	Annual Change in Rent per SF	Contractual Rent per SF	Prior Rent per SF	Annual Change in Rent per SF	Weighted Average Lease Term	TI, LC, & Incentives	TI, LC, & Incentives per SF
4th Quarter 2013 [2]	5 [3]	45,677	4	5,112	$26.74	$25.27	$1.47	$23.58	$27.97	($4.39)	11.34	$1,927,309	$42.19
3rd Quarter 2013	5	16,289	4	30,038	29.18	26.76	2.42	28.26	27.92	0.33	6.79	60,809	3.73
2nd Quarter 2013	6	29,725	4	16,635	22.86	23.14	(0.28)	21.81	24.20	(2.39)	5.68	481,389	16.19
Total	16	91,691					$3.61			($6.44)		$2,469,507	

New Lease Summary[1]

Quarter	Number of Leases Signed	Net rentable SF Signed	Contractual Rent per SF	Weighted Average Lease Term	TI, LC, & Incentives	TI, LC, & Incentives per SF
4th Quarter 2013	4	18,381	$23.56	10.34	$577,382	$31.41
3rd Quarter 2013	1	1,142	29.50	5.00	3,577	3.13
2nd Quarter 2013	2	4,046	26.77	5.00	165,628	40.94
Total	7	23,569			$746,587	

(1) Excludes leases for space occupied by AHH.
(2) Two of the renewed leases executed during 4Q13 included expansions, which are shown as new leases below.
(3) Of the five renewals during Q4 2013, three were early renewals of leases expiring later than Q4 2013.

ARMADA HOFFLER PROPERTIES

22

Office Lease Expirations

Square

Number of Footage of % Portfolio % of Portfolio Annualized Base Rent

Leases Leases Net Rentable Annualized Annualized per Leased Square

Year of Lease Expiration Expiring Expiring Square Feet Base Rent Base Rent Foot

Available - 45,554 4.8% $0 - $0.00

2014 15 49,384 5.2% 1,375,424 5.6% 27.85

2015 8 98,200 10.3% 2,483,520 10.1% 25.29

2016 10 33,481 3.5% 784,963 3.2% 23.45

2017 5 65,186 6.8% 1,566,263 6.4% 24.03

2018 15 133,189 14.0% 3,517,059 14.3% 26.41

2019 6 71,512 7.5% 1,619,344 6.6% 22.64

2020 3 25,283 2.7% 772,781 3.1% 30.57

2021 4 41,363 4.3% 946,930 3.9% 22.89

2022 3 48,117 5.1% 1,268,882 5.2% 26.37

2023 5 105,160 11.0% 2,310,230 9.4% 21.97

Thereafter 6 236,174 24.8% 7,897,751 32.2% 33.44

Total / Weighted Average 80 952,603 100.0% $24,543,148 100.0% $27.06

35.0% 32.2%

30.0%

25.0%

20.0%

14.3%

15.0%

10.1% 9.4%

10.0% 6.4% 6.6%

5.6% 5.2%

5.0% 3.2% 3.1% 3.9%

0.0%

Retail Lease Summary

In thousands, except per share

Renewal Lease Summary(1) GAAP Cash

Number of Net Weighted TI, LC, &

Leases Net rentable Leases rentable SF Contractual Prior Rent Annual Change Contractual Prior Rent Annual Change Average Lease TI, LC, & Incentives

Quarter Signed SF Signed Expiring Expiring Rent per SF per SF in Rent per SF Rent per SF per SF in Rent per SF Term Incentives per SF

4th Quarter 2013 7 37,733 6 7,928 $13.82 $13.49 $0.33 $13.79 $14.12 ($0.33) 4.70 $40,540 $1.07

3rd Quarter 2013 6 24,506 3 3,648 24.26 25.11 (0.85) 23.55 28.34 (4.79) 5.67 227,766 9.29

2nd Quarter 2013 6 26,345 3 7,728 17.02 17.40 (0.37) 16.50 18.03 (1.53) 4.12 $0 -

Total 19 88,584 ($0.89) ($6.65) $268,306

New Lease Summary(1)

Number of Weighted TI, LC, &

Leases Net rentable Contractual Average TI, LC, & Incentives

Quarter Signed SF Signed Rent per SF Lease Term Incentives per SF

4th Quarter 2013 2 3,270 $18.67 5.06 $75,884 $23.21

3rd Quarter 2013 - - - - - -

2nd Quarter 2013 6 20,037 11.59 5.34 433,101 21.62

Total 8 23,307 $508,985

(1) Excludes leases from space occupied by AHH

Retail Lease Expiration

Square

Number of Footage of % Portfolio % of Portfolio Annualized Base Rent

Leases Leases Net Rentable Annualized Annualized per Leased Square

Year of Lease Expiration Expiring Expiring Square Feet Base Rent Base Rent Foot

Available - 71,863 6.6% $0 - $0.00

2014 21 46,307 4.2% 783,659 4.6% 16.92

2015 18 63,030 5.8% 1,314,420 7.7% 20.85

2016 22 68,620 6.3% 1,667,203 9.8% 24.30

2017 19 133,945 12.3% 1,877,223 11.1% 14.01

2018 19 120,295 11.0% 1,736,312 10.2% 14.43

2019 14 285,235 26.1% 4,023,649 23.7% 14.11

2020 6 132,094 12.1% 1,647,180 9.7% 12.47

2021 4 18,053 1.7% 503,648 3.0% 27.90

2022 6 83,588 7.6% 1,215,718 7.2% 14.54

2023 5 27,625 2.5% 869,930 5.1% 31.49

Thereafter 6 42,646 3.9% 1,335,442 7.9% 31.31

Total / Weighted Average 140 1,093,301 100.0% $16,974,385 100.0% $16.62

25.0% 23.7%

20.0%

15.0%

11.1%

9.8% 10.2% 9.7%

10.0% 7.7% 7.2% 7.9%

4.6% 5.1%

5.0% 3.0%

0.0%

Historical Occupancy

Occupancy - All Properties as of

Sector 12/31/2013 9/30/2013 6/30/2013 3/31/2013 12/31/2012

Office (1) 95.2% 93.4% 93.4% 93.9% 94.1%

Retail (1) 93.4% 93.6% 94.6% 93.9% 93.9%

Multifamily(2) 94.2% 92.7% 91.2% 93.3% 94.9%

Weighted Average(3) 94.4% 93.3% 93.5% 93.8% 94.2%

(1) Office and retail occupancy based on leased square feet as a % of respective total

(2) Multifamily occupancy based on occupied units as a % of respective total

(3) Total occupancy weighted by annualized base rent

Multifamily Occupancy

Occupancy Summary - Smiths Landing (284 available units)

Number of Units Percentage Annualized Base Average Monthly Rent

Quarter Ended Occupied Occupied(1) Rent(2) per Occupied Unit

12/31/2013 282 99.3% $3,382,380 $1,000

9/30/2013 284 100.0% 3,427,980 1,006

6/30/2013 264 93.0% 3,163,164 998

3/31/2013 284 100.0% 3,395,184 996

12/31/2012 280 98.6% 3,353,280 998

Occupancy Summary - The Cosmopolitan (342 available units)

Number of Units Percentage Annualized Base Average Monthly Rent

Quarter Ended Occupied Occupied(1) Rent(2)(4) per Occupied Unit(3)

12/31/2013 308 90.1% $5,721,144 $1,548

9/30/2013 296 86.5% 5,506,764 1,550

6/30/2013 307 89.9% 5,818,908 1,580

3/31/2013 300 87.7% 5,490,864 1,525

12/31/2012 314 91.8% 5,889,528 1,563

(1) Total units occupied as of each respective date

(2) Annualized base rent is calculated by multiplying (a) contractual rent due from our tenants for the last month of the respective quarter by (b) 12

(3) Average Monthly Rent per Occupied Unit is calculated as (a) annualized base rent divided by (b) the number of occupied units as of the end of the respective date.

(4) Excludes annualized base rent from retail leases

Appendix - Understanding AHH

Understanding AHH – Corporate Overview

Armada Hoffler Properties, Inc. is a full-service real estate investment trust (REIT) and property company that develops, builds, owns and manages institutional grade office, retail and multifamily properties in the Mid -

Atlantic U.S. The Company also provides general construction and development services to third-party clients throughout the Mid-Atlantic and Southeastern regions of the U.S. Armada Hoffler Properties was founded in

1979 and is headquartered in Virginia Beach, VA.

Diversified portfolio consisting of Office, Retail

and Multifamily properties

Institutional grade portfolio focused on the Mid-

Atlantic region

35 year corporate track record with senior

leadership team averaging more than 20 years

with the company

Market Cap of ~$300 million as of 12/31/13

Management and previous partners own in Current Portfolio & Development Pipeline excess of 40% of the company through limited Previous Construction or Development Projects partnership units in the operating partnership

Understanding AHH –

Differentiation Provides Value Creation

1. Advantages of Core Stabilized Portfolio:

- Consistent cash flow

- High occupancy Development Engine

- Stable same store metrics

2. Advantages of Wholesale Development Pipeline Engine:

- Equity creation

Stable Construction

- Asset base growth Portfolio Business

3. Advantages of Construction Company:

- Stable earnings and value creation

- Reduces risk in selecting/executing development opportunities

- Brand recognition in new markets

Sum of the Parts Leads to Valuation

Business Segmentation Overview

Definition Characteristics Valuation

• Includes stabilized

office, retail, and • Consistent cash flow • Traditional real estate

Stabilized multifamily real estate • High occupancy valuation, NAV/Cap

(defined as the earlier of

Portfolio 80% occupancy or the • Stable same store Rates

13th full quarter after metrics

CO)

Development • Real estate assets in • Value creation

development or ramping • Equity Creation

Pipeline towards stabilization • Asset base growth

• Stable earnings and

value creation

• Reduces risk in

Construction • 3rd party construction selecting/executing

Business business development • Multiples analysis

opportunities

• Brand recognition in

new markets

Components of NAV

See Pages 33-36 for Further Information Regarding the Components of NAV

1) Understanding AHH –

Stabilized Portfolio

(Reconciliation to GAAP located in appendix pg. 42)

$ in thousands Cash NOI

Three months

ended 12/31/13 Annualized

Diversified Portfolio

Office $2,123 $8,494

Retail 3,040 12,160

Multifamily 628 2,510

Total Diversified Portfolio NOI $5,791 $23,164

Virginia Beach Town Center

Office(1) $2,290 $9,158

Retail (1) 1,236 4,944

Multifamily 930 3,720

Total Virginia Beach Town Center NOI $4,456 $17,822

Total Stabilized Portfolio NOI $10,247 $40,986

Seasonality ($250) ($1,000)

Net Stabilized Portfolio with Seasonality Adjustment $9,997 $39,986

(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes totaling ~$220K per quarter

2) Understanding AHH –

Identified & Next Generation Pipeline

$ in thousands

Note: The data below reflects the Company’s current estimates and projections, which may change as a result of various factors. The Company can make no assurances that the estimates and projections below will actually be realized.

The Company’s Est.

Estimated The Company’s Equity Creation

Estimated Return on Projected Estimated Equity Excluding JV

Estimated Cost Stabilized NOI Cost Value Spread Creation Ownership

Identified Pipeline $ 139,000 $ 11,400 8.20% 125bp $ 24,995 $ 23,903

Next Generation Pipeline 150,000 12,400 8.27% 150bp 33,251 33,251

Liberty Apartments 30,700 (1) 2,060

Estimated Stabilized Value/Weighted Average $ 319,700 $ 25,860 8.24% $ 58,246 $ 57,154

Greater than $57M in Equity Creation – 3 to 4 Years

(1) Actual purchase price

3) Understanding AHH – 3rd Party Construction

$ in thousands

Gross Profit - metric to use when evaluating the profitability and valuation of the general contracting & real estate services segment

Gross Profit Summary

Q4 2013 Full Year 2013

(Unaudited)

Revenue $19,373 $82,516

Expense (17,945) (78,813)

Gross Profit $1,428 $3,703

Construction Company - Ongoing Profitable Business with Intrinsic Value

4) NAV Component Data

$ in thousands

Stabilized Portfolio NOI (Cash) Development Pipeline

Annualized three

months ended

12/31/2013 Development Investment as of 12/31/13 $56,737

Diversified Portfolio The Company’s Estimated Equity Creation - 3-4 years (pg. 34) 58,246

Office $8,494 $114,983

Retail 12,160

Multifamily 2,510

Total Diversified Portfolio NOI (pg. 33) $23,164

Operating Companies

Virginia Beach Town Center Annualized

Office(1) $9,158 12/31/2013

Retail (1) 4,944

Multifamily 3,720 General Contracting and Real Estate Services (pg. 35) $3,703

Total Virginia Beach Town Center NOI (pg. 33) $17,822

Stabilized Portfolio NOI (Cash) $40,986

Seasonality (1,000) Liabilities & Share Count

As of 12/31/2013

Net Stabilized Portfolio with Seasonality Adjustment $39,986 Liabilities

Mortgages and notes payable $277,745

Other Assets Accounts payable and accrued liabilities 6,463

As of 12/31/2013 Other Liabilities 15,873

Other Assets Total Liabilities $300,081

Cash and Cash Equivalents $18,882

Restricted Cash 2,160 Share Count

Accounts Receivable 18,272 Total Common Shares Outstanding 19,163

Other Assets 24,409 Operating Partnership (“OP”) Units Outstanding 13,059

Total Other Assets $63,723 Common Shares and OP Units Outstanding 32,222

(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes totaling ~$220K per quarter

Appendix –

Definitions & Reconciliations

Definitions

Net Operating Income:

We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). For our office, retail and multifamily segments, NOI excludes general contracting and real estate services expenses, depreciation and amortization, general and administrative expenses, and impairment charges. Other REITs may use different methodologies for calculating

NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, net operating income should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. (Reconciliation to GAAP located in appendix pg. 45)

Funds From Operations:

We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures.

FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

Definitions

Core Funds From Operations:

We calculate Core Funds From Operations (“Core FFO”) as FFO calculated in accordance with the standards established by NAREIT, adjusted for losses on debt extinguishments, non-cash stock compensation and impairment charges. Such items are non-recurring or non-cash in nature. Our calculation of Core FFO also excludes acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy.

Management believes that the computation of FFO in accordance to NAREIT’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Core FFO differs from NAREIT’s definition of FFO. Other equity REITs may not calculate Core FFO in the same manner as us, and, accordingly, our Core FFO may not be comparable to other REITs’ Core FFO.

Core Adjusted Funds From Operations:

We calculate Core Adjusted Funds From Operations (“Core AFFO”) as Core FFO, (i) excluding the impact of tenant improvement and leasing commission costs, capital expenditures, the amortization of deferred financing fees, derivative (income) loss, the net effect of straight-line rents and the amortization of lease incentives and net above (below) market rents and (ii) adding back the impact of development pipeline projects that are still in lease-up and government development grants that are not included in FFO.

Management believes that Core AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core AFFO or similarly entitled FFO measures and, accordingly, our Core AFFO may not always be comparable to Core AFFO or other similarly entitled FFO measures of other REITs.

Definitions

EBITDA:

We calculate EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes and depreciation and amortization. Management believes EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results.

Core EBITDA:

We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, non-recurring or extraordinary gains (losses), early extinguishment of debt, derivative (income) losses, acquisition costs and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs.

Core Debt:

We calculate Core Debt as our total debt, excluding any construction loans associated with our development pipeline.

Same Store Portfolio:

We define same store properties as including those properties that were owned and operated for the entirety of the period being presented and excluding properties that were in lease-up during the period present. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

Same Store vs. Non-Same Store Properties

	Comparison of Three Months Ended December 31, 2013 to 2012		Comparison of Year Ended December 31, 2013 to 2012	
	Same Store	Non-Same Store	Same Store	Non-Same Store
Office Properties				
Armada Hoffler Tower	X		X	
One Columbus	X		X	
Two Columbus	X		X	
Virginia Natural Gas	X		X	
Richmond Tower	X		X	
Oyster Point	X		X	
Sentara Williamsburg	X		X	
Retail Properties				
Bermuda Crossroads		X		X
Broad Creek Shopping Center	X		X	
Courthouse 7-Eleven	X		X	
Gainsborough Square	X		X	
Hanbury Village	X		X	
North Point Center	X		X	
Parkway Marketplace	X		X	
Harrisonburg Regal	X		X	
Dick's at Town Center	X		X	
249 Central Park Retail	X		X	
Studio 56 Retail	X		X	
Commerce Street Retail	X		X	
Fountain Plaza Retail	X		X	
South Retail	X		X	
Tyre Neck Harris Teeter	X			X
Multifamily				
Smith's Landing		X		X
The Cosmopolitan	X		X	

ARMADA HOFFLER PROPERTIES

41

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands

Three months ended 12/31 Year ended 12/31

2013 2012 2013 2012

Office Same Store

Rental revenues (1) $6,524 $ 6,662 $25,794 $25,815

Property expenses 1,925 1,747 7,892 7,668

NOI 4,599 4,915 17,902 18,147

Non-Same Store NOI - - - -

Segment NOI $4,599 $ 4,915 $17,902 $18,147

Retail Same Store(2)

Rental revenues $5,175 $ 5,580 $19,898 $20,786

Property expenses 1,625 2,005 6,254 6,458

NOI 3,550 3,575 13,644 14,328

Non-Same Store NOI 409 - 1,332 207

Segment NOI $3,959 $ 3,575 $14,976 $14,535

Multifamily Same Store(3)

Rental revenues $1,810 $ 1,880 $7,494 $7,457

Property expenses 883 723 3,441 3,176

NOI 927 1,157 4,053 4,281

Non-Same Store NOI 603 - 1,440 -

Segment NOI $1,530 $ 1,157 $5,493 $4,281

Total Segment Portfolio NOI $10,088 $ 9,647 $38,371 $36,963

(1) No assets excluded

(2) Bermuda Crossroads and Tyre Neck Harris Teeter excluded

(3) Smith’s Landing excluded

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands

Three months ended 12/31/13

Diversified Portfolio Office Retail Multifamily Total

Cash NOI $2,123 $3,040 $628 $5,791

Net effect of straight-line rents 266 (101) (12) 153

Amortization of lease incentives and (above) below market rents (14) 40 (13) 13

GAAP NOI $2,375 $2,979 $603 $5,957

Town Center of Virginia Beach Office(1) Retail (2) Multifamily Total

Cash NOI $2,290 $1,236 $930 $4,456

Net effect of straight-line rents 109 (54) (3) 52

Amortization of lease incentives and (above) below market rents (29) (130) - (159)

Elimination of AHH rent (146) (72) - (218)

GAAP NOI $2,224 $980 $927 $4,131

GAAP NOI Office Retail Multifamily Total

Diversified Portfolio $2,375 $2,979 $603 $5,957

Town Center of Virginia Beach 2,224 980 927 4,131

Total Segment Portfolio GAAP NOI $4,599 $3,959 $1,530 $10,088

(1) Includes AH rent of ~$147,000

(2) Includes AH rent of ~$73,000

Reconciliation to GAAP - Segment Portfolio NOI

$ in thousands

Three months ended 12/31/13

Total Rental General Contracting &

Office Retail Multifamily Properties Real Estate Services Total

Segment revenues $ 6,524 $ 5,684 $ 2,784 $ 14,992 $ 19,373 $ 34,365

Segment expenses 1,925 1,725 1,254 4,904 17,945 22,849

Net operating income $ 4,599 $ 3,959 $ 1,530 $ 10,088 $ 1,428 $ 11,516

Depreciation and amortization (3,786)

General and administrative expenses (1,725)

Impairment charges (47)

Interest expense (2,501)

Loss on extinguishment of debt (135)

Gain on acquisitions -

Other income (expense) (46)

Income tax provision (410)

Net income $ 2,866

Year ended 12/31/13

Total Rental General Contracting &

Office Retail Multifamily Properties Real Estate Services Total

Segment revenues $ 25,794 $ 21,755 $ 9,971 $ 57,520 $ 82,516 $ 140,036

Segment expenses 7,892 6,779 4,478 19,149 78,813 97,962

Net operating income $ 17,902 $ 14,976 $ 5,493 $ 38,371 $ 3,703 $ 42,074

Depreciation and amortization (14,898)

General and administrative expenses (6,937)

Impairment charges (580)

Interest expense (12,303)

Loss on extinguishment of debt (2,387)

Gain on acquisitions 9,460

Other income (expense) 297

Income tax provision (273)

Net income $ 14,453